UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 13, 2015
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First Citizens BancShares, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16715	56-1528994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Six Forks Road; Raleigh, North Carolina	27609
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (919) 716-7000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On February 13, 2015, Registrant’s wholly-owned subsidiary First-Citizens Bank & Trust Company ("FCB") entered into an agreement with the Federal Deposit Insurance Corporation ("FDIC") to purchase certain assets and assume certain liabilities of Capitol City Bank & Trust Company of Atlanta, Georgia. The FDIC serves as Receiver of Capitol City Bank & Trust Company.

Capitol City Bank & Trust Company's total assets represent less than 1.0 percent of Registrant’s consolidated assets.

Further information regarding the transaction is included in FCB’s news release dated February 13, 2015 attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

The following exhibit is attached as part of this report.

Exhibit No.	Exhibit Description

99.1	Registrant's news release dated February 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Citizens BancShares, Inc.
(Registrant)

Date:	February 25, 2015	By: /s/ Craig L. Nix
Craig L. Nix
Chief Financial Officer